================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): JANUARY 23, 2001


                        CHANGE TECHNOLOGY PARTNERS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-13347                  06-1582875
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File         (IRS Employer
         incorporation                  Number)             Identification No.)


537 STEAMBOAT ROAD, GREENWICH, CONNECTICUT                  06830
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (203) 661-6942


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


================================================================================

ITEM 9.           REGULATION FD DISCLOSURE

                  On January 23, 2001, Matthew Ryan, the President and Chief Executive Officer of Change Technology Partners, Inc. (the "Company") gave a presentation to a group of Company stockholders regarding the Company. The written materials distributed at the presentation were made available for download from the World Wide Web at the URL address listed below.

                  www.changetechnology.com/html/aboutus_ourplan.html

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHANGE TECHNOLOGY PARTNERS,
                                          INC.


                                        By:       /s/  Kathleen Shepphird
                                             ----------------------------------
                                             Name:     Kathleen Shepphird
                                             Title:    Managing Director and
                                                         Secretary



Dated:  January 26, 2001